SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 8, 2006

HSBC Automotive Trust (USA) 2006-1

(Exact name of registrant as specified in its charter)

HSBC Auto Receivables Corporation

(Exact name of depositor as specified in its charter)

HSBC Finance Corporation

(Exact name of sponsor as specified in its charter)

Delaware	333-131714-01	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o HSBC Finance Corporation		60070
Attention: Michael J. Forde		(Zip Code)
2700 Sanders Road
Prospect Heights, Illinois
(Address of Principal Executive Offices)

Registrant’s telephone number including area code — (847) 564-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                Entry into a Material Definitive Agreement

HSBC Auto Receivables Corporation (“HARC”), as depositor, has caused a newly formed issuing entity, HSBC Automotive Trust (USA) 2006-1 (the “Issuing Entity”), to issue $246,600,000 Class A-1 5.27575% Auto Receivable Asset Backed Notes, $227,000,000 Class A-2 5.40% Auto Receivable Asset Backed Notes, $352,000,000 Class A-3 5.43% Auto Receivable Asset Backed Notes and $118,718,000 Class A-4 5.52% Auto Receivable Asset Backed Notes (collectively, the “Notes”) on June 8, 2006 (the “Closing Date”). This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

The Issuing Entity was formed, pursuant to the Trust Agreement attached hereto as Exhibit 4.2, dated as of May 26, 2006, as amended and restated as of June 8, 2006 (the “Trust Agreement”), between HARC and U.S. Bank Trust National Association (“US Bank”), as Owner Trustee. The Notes were issued pursuant to (i) an Indenture attached hereto as Exhibit 4.1, dated as of June 8, 2006, among the Issuing Entity, The Bank of New York, as Indenture Trustee (the “Indenture Trustee”) and HSBC Bank USA, National Association, as Administrator (the “Administrator”) and (ii) the Series Supplement attached hereto as Exhibit 4.4, dated as of June 8, 2006, among the Issuing Entity, HSBC Finance Corporation, as Servicer (the “Servicer”), HARC, as Seller (the “Seller”), the Indenture Trustee, US Bank and the Administrator. The Notes were sold to HSBC Securities (USA) Inc., ABN AMRO Incorporated, Banc of America Securities LLC and Deutsche Bank Securities Inc. (the “Underwriters”), pursuant to the Underwriting Agreement attached hereto as Exhibit 1.1, dated as of June 1, 2006 (the “Underwriting Agreement”), among the Servicer, HARC, HSBC Auto Finance Inc., HSBC Auto Credit Inc. and HSBC Securities (USA) Inc., as representative of the Underwriters (the “Representative”).

The Notes will evidence indebtedness of the Issuing Entity, the assets of which consist primarily of retail installment sales contracts (the “Receivables”) secured by new and used automobiles, light duty trucks and vans financed thereby. HARC purchased the Receivables from (i) HSBC Auto Credit Inc. pursuant to the Master Receivables Purchase Agreement attached hereto as Exhibit 10.2, dated as of August 8, 2002, between HARC and HSBC Auto Credit Inc. and (ii) HSBC Auto Finance Inc. pursuant to the Master Receivables Purchase Agreement attached hereto as Exhibit 10.2, dated as of November 18, 2002, between HARC and HSBC Auto Finance Inc. The Issuing Entity purchased Receivables from the Seller pursuant to the Sale and Servicing Agreement attached hereto as Exhibit 4.3, dated as of June 8, 2006, among the Issuing Entity, the Servicer, the Seller, the Indenture Trustee, and the Administrator. The Servicer has agreed to perform servicing duties with regard to the Receivables.

A collection account (the “Collection Account”) and a reserve account (the “Reserve Account,” and together with the Collection Account, the “Deposit Accounts”) were established on the Closing Date, for the benefit of the Issuing Entity and the holders of the Notes, pursuant to the Series Supplement. The Collection Account was established to hold collections on the Receivables. The Reserve Account was established to hold a reserve of cash that is available to pay certain amounts that are payable by the Issuing Entity that otherwise would remain unpaid after application of collections on the Receivables. The Bank will maintain the Deposit Accounts pursuant to the Deposit Account Control Agreement, dated as of June 8, 2006, among the Issuing Entity, the Indenture Trustee, and HSBC Bank USA, National Association, as Administrator and as Bank.

As of May 21, 2006 (the “Statistical Cut-off Date”), the Receivables had the characteristics described in the Prospectus Supplement dated June 1, 2006 (the “Prospectus Supplement”) filed with the Commission pursuant to Rule 424(b)(5) of the Act on June 5, 2006.

Item 9.01.               Financial Statements, Pro Forma Financial Information and Exhibits.

(a)           Not applicable.

(b)           Not applicable.

(c)           Not applicable.

(d)           Exhibits:

1.1           Underwriting Agreement, dated as of June 1, 2006, among HSBC Finance Corporation, as Servicer, HSBC Auto Receivables Corporation, as Depositor (the “Depositor”), HSBC Auto Finance Inc., HSBC Auto Credit Inc. and HSBC Securities (USA) Inc., as representative of the Underwriters (see Exhibit 1.1 to Form 8-K filed on June 6, 2006, in connection with Registration Statement No. 333-131714, which is incorporated by reference herein).

4.1           Indenture, dated as of June 8, 2006, among HSBC Automotive Trust (USA) 2006-1 (the “Issuing Entity”), The Bank of New York, as Indenture Trustee (the “Indenture Trustee”) and HSBC Bank USA, National Association, as Administrator (the “Administrator”).

4.2           Amended and Restated Trust Agreement, dated as of June 8, 2006, between the Depositor and U.S. Bank Trust National Association, as Owner Trustee (the “Owner Trustee”).

4.3           Sale and Servicing Agreement, dated as of June 8, 2006, among the Issuing Entity, HSBC Finance Corporation, as Servicer (the “Servicer”), HSBC Auto Receivables Corporation, as Seller (the “Seller”), the Indenture Trustee, and the Administrator.

4.4           Series Supplement, dated as of June 8, 2006, among the Issuing Entity, the Servicer, the Seller, the Indenture Trustee, the Owner Trustee and the Administrator.

5.1           Corporate Opinion of Dewey Ballantine LLP.

8.1           Tax Opinion of Dewey Ballantine LLP.

10.1         Deposit Account Control Agreement, dated as of June 8, 2006, among the Issuing Entity, the Indenture Trustee and HSBC Bank USA, National Association, as Administrator and as Bank.

10.2         Master Receivables Purchase Agreement, dated as of August 8, 2002, between HSBC Auto Credit Inc. (formerly Household Automotive Credit Corporation), as Seller, and HSBC Auto Receivables Corporation (formerly Household Auto Receivables Corporation), as Purchaser.

10.3         Master Receivables Purchase Agreement, dated as of November 18, 2002, between HSBC Auto Finance Inc. (formerly Household Automotive Finance Corporation), as Seller, and HSBC Auto Receivables Corporation (formerly Household Auto Receivables Corporation), as Purchaser.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSBC AUTOMOTIVE TRUST (USA) 2006-1

By:	HSBC AUTO RECEIVABLES CORPORATION

	By:	/s/ Steven H. Smith
	Name:	Steven H. Smith
	Title:	Vice President and Assistant Treasurer

Dated:  June 14, 2006

EXHIBIT INDEX

Exhibit No.	Description
1.1

Underwriting Agreement, dated as of June 1, 2006, among HSBC Finance Corporation, as Servicer, HSBC Auto Receivables Corporation, as Depositor (the “Depositor”), HSBC Auto Finance Inc., HSBC Auto Credit Inc. and HSBC Securities (USA) Inc., as representative of the Underwriters (see Exhibit 1.1 to Form 8-K filed on May 15, 2006, in connection with Registration Statement No. 333-130439, which is incorporated by reference herein).

4.1

Indenture, dated as of June 8, 2006, among HSBC Automotive Trust (USA) 2006-1 (the “Issuing Entity”), The Bank of New York, as Indenture Trustee (the “Indenture Trustee”) and HSBC Bank USA, National Association, as Administrator (the “Administrator”).

4.2	Amended and Restated Trust Agreement, dated as of June 8, 2006, between the Depositor and U.S. Bank Trust National Association, as Owner Trustee (the “Owner Trustee”).

4.3

Sale and Servicing Agreement, dated as of June 8, 2006, among the Issuing Entity, HSBC Finance Corporation, as Servicer (the “Servicer”), HSBC Auto Receivables Corporation, as Seller (the “Seller”), the Indenture Trustee, and the Administrator.

4.4	Series Supplement, dated as of June 8, 2006, among the Issuing Entity, the Servicer, the Seller, the Indenture Trustee, the Owner Trustee and the Administrator.

5.1	Corporate Opinion of Dewey Ballantine LLP.

8.1	Tax Opinion of Dewey Ballantine LLP.

10.1	Deposit Account Control Agreement, dated as of June 8, 2006, among the Issuing Entity, the Indenture Trustee and HSBC Bank USA, National Association, as Administrator and as Bank.

10.2

Master Receivables Purchase Agreement, dated as of August 8, 2002, between HSBC Auto Credit Inc. (formerly Household Automotive Credit Corporation), as Seller, and HSBC Auto Receivables Corporation (formerly Household Auto Receivables Corporation), as Purchaser.

10.3

Master Receivables Purchase Agreement, dated as of November 18, 2002, between HSBC Auto Finance Inc. (formerly Household Automotive Finance Corporation), as Seller, and HSBC Auto Receivables Corporation (formerly Household Auto Receivables Corporation), as Purchaser.